Exhibit 10.1
AMENDMENT NO. 2 TO CREDIT AGREEMENT
     THIS AMENDMENT NO. 2 (this “Amendment”) to that certain Credit Agreement dated March 27, 2007 (the “Original Agreement”), as amended by that certain Amendment No. 1 to Credit Agreement dated November 6, 2008 (“Amendment No. 1, and together with the Original Agreement, the “Amended Credit Agreement”), by and among OPKO Health, Inc., a Delaware corporation formerly known as eXegenics Inc. (“Borrower”), The Frost Group, LLC, a Florida limited liability company (the “Frost Group”) and OPKO Pharmaceuticals, LLC, a Delaware limited liability company formerly known as Acuity Pharmaceuticals, LLC (“OPKO Pharmaceuticals”), is made effective as of February 22, 2011. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed such term in the Amended Credit Agreement.
RECITALS
     WHEREAS, pursuant to the Amended Credit Agreement, the Frost Group previously made a Line of Credit available to Borrower in the amount of $12,000,000 (the “Available Amount”).
     WHEREAS, Borrower repaid in full the Line of Credit on June 2, 2010, including $12,000,000 in principal and $4.1 million in interest.
     WHEREAS, the Maturity Date under the Amended Credit Agreement was January 11, 2011, and the parties have agreed to extend the Line of Credit and Maturity Date until March 31, 2012, and to further amend the Amended Credit Agreement to reflect such agreement.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, intending to be legally bound hereby, the parties covenant and agree as follows:
1.	Notwithstanding any provision in the Amended Credit Agreement, the Note, or that Second Amended and Restated Note and Security Agreement, dated November 6, 2008 (the “Second Amended Note”) to the contrary, the Frost Group hereby agrees to extend the Line of Credit to Borrower pursuant to the terms and conditions set forth herein and in that certain Third Amended and Restated Note and Security Agreement dated of even date, which amends and replaces the Note and the Second Amended Note in entirety (the “Third Amended Note”).

2.	The Maturity Date under the Amended Credit Agreement and the Third Amended Note shall be March 31, 2012.

3.	Except as expressly set forth in this Amendment and in the Third Amended Note, each provision of the Amended Credit Agreement, remains in full force and effect.
     IN WITNESS WHEREOF, this Amendment has been executed by the undersigned as of the day, month and year first written above.

OPKO Health, Inc.
By:
Name:
Title:

The Frost Group, LLC
By:
Name:
Title:

OPKO Pharmaceuticals, LLC
By:
Name:
Title: